                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 13 2002
                                                          --------------


                              BULL RUN CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  GEORGIA                            0-9385                     58-2458679
(State or other                 (Commission File              (IRS Employer
jurisdiction of                      Number)                Identification No.)
incorporation)

                   4370 PEACHTREE ROAD, ATLANTA, GEORGIA 30319
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (404) 266-8333
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE
         -----------------------------------------

On August 13, 2002, Bull Run Corporation (the "Company") and its lenders amended the Company's bank credit facility in order to, among other things, change the facility's maturity date from June 28, 2002 to September 13, 2002. This extension was executed in order to allow for an additional amount of time for the Company and its lenders to finalize negotiations and documentation of an additional extension of the credit facility to a date on or about September 30, 2003.

Certain statements in this Current Report on Form 8-K are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guaranties of future performance and actual results may differ materially from those forecasted.


ITEM 7.  EXHIBITS
         --------

Exhibit A - Sixth Amendment to Amended and Restated Credit Agreement, effective
            June 28, 2002



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                      BULL RUN CORPORATION


         Date: August 16, 2002        By: /s/ FREDERICK J. ERICKSON
                                          --------------------------------------
                                          Frederick J. Erickson
                                          Vice President - Finance and Treasurer






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